Finance Costs, Net of Amounts Capitalized	12 Months Ended
Dec. 31, 2021
Disclosure of interest expense [Abstract]
Finance Costs, Net of Amounts Capitalized	FINANCE COSTS, NET OF AMOUNTS CAPITALIZED

	Year ended December 31,
	2019	2020	2021
	(US$ in millions)
Interest costs
Senior Notes	$253	$260	$331
Bank borrowings	—	2	12
Lease liabilities	8	8	8
Amortization of deferred financing costs	15	17	23
Standby fee and other financing costs	13	13	13
	289	300	387
Less: interest capitalized	(9)	(21)	(14)
	$280	$279	$373
For the years ended December 31, 2019, 2020 and 2021, a capitalization rate of 4.4% to 5.3%, 3.2% to 5.1% and 4.5% to 5.1%, respectively, was used, representing the effective finance costs of the loans to finance the assets under construction.